UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 24, 2024

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas,	New York,	NY	10036
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code	(212)	345-5000
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	MMC	New York Stock Exchange
Chicago Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On June 24, 2024, a notice (the “Notice”) of an upcoming blackout period for trading in Marsh & McLennan Companies, Inc. (“Marsh McLennan” or the “Company”) Common Stock was issued to executive officers and directors of the Company and to the Securities and Exchange Commission (the “SEC”) pursuant to Rule 104 of Regulation Blackout Trading Restriction (“BTR”) under Sarbanes-Oxley Act of 2002.

The blackout period, which is necessary to transfer the individual accounts, including those accounts with Marsh McLennan Common Stock, and the recordkeeping services related to the Company’s 401(k) Savings and Investment Plan (the “401(k) Plan”) from the current administrator of the 401(k) Plan to Alight Solutions LLC, is expected to begin on July 26, 2024 at 4:00 p.m. Easter Time and is expected to be completed by the week of August 12, 2024.

Under Sarbanes-Oxley Act of 2002 and SEC Regulation BTR, the Company’s directors and executive officers generally will be prohibited from effecting any direct or indirect transactions in Marsh McLennan Stock (including any derivative security thereof, inside or outside of the 401(k) Plan) during the blackout period.

During the blackout period and for a period of two years after the ending date of the blackout period, stockholders or other interested persons may obtain, without charge, answers to other inquiries about the BTR Blackout Period, by contacting Connor Kuratek, Deputy General Counsel, Chief Compliance Officer and Corporate Secretary, Marsh & McLennan Companies, at 1166 Avenue of the Americas, New York, New York, 10036, phone: 212-345-8796 or connor.kuratek@mmc.com.

A copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Notice of Blackout Period Under the Marsh & McLennan Companies 401(k) Savings & Investment Plan & Marsh & McLennan Agency 401(k) Savings & Investment Plan (As Required by Rule 104 Under SEC Regulation Blackout Trading Restriction).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Connor Kuratek
Name:	Connor Kuratek
Title:	Deputy General Counsel and Corporate Secretary

Date:    June 24, 2024

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